UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 12, 2002
                                ----------------


                                  PANACO, INC.
                                ----------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      000-26662                43-1593374
----------------------------    -----------------------     --------------------
(State or Other Jurisdiction    (Commission File Number)    (IRS Employer
      of Incorporation)                                      Identification No.)

                1100 Louisiana, Suite 5100, Houston, Texas 77002
              ---------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (713) 970-3100
                                                           --------------

Item 5. Other Events

     On July 12, 2002, PANACO, Inc. entered into an engagement agreement with A. Theodore Stautberg, Jr. to serve as PANACO's President and Chief Executive Officer.

     A copy of the press release announcing PANACO's agreement with Mr. Stautberg is attached as an exhibit to this Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a)     Financial Statements of Businesses Acquired.

                None.

        (b)     Pro Forma Financial Information.

                None.

        (c)     Exhibits.

                99.1     Press Release dated July 12, 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 12, 2002


                                        PANACO, Inc.
                                        (Registrant)


                                        By: /s/ A. Theodore Stautberg, Jr.
                                           ----------------------------------
                                           A. Theodore Stautberg, Jr.
                                           President and Chief Executive Officer

                                                                    Exhibit 99.1

            PANACO, Inc. Names President and Chief Executive Officer

Houston, TX, July 12, 2002 - PANACO, Inc. ("Company") (AMEX:PNO), an oil and gas exploration and production company, announced today that it has entered into an engagement agreement with A. Theodore Stautberg, Jr. to serve as the Company's President and Chief Executive Officer.

Mr. Stautberg, a Director of the Company since 1993, has since 1981 been the President and a Director of Triumph Resources Corporation and its parent company, Triumph Oil and Gas Corporation of New York. Triumph engages in the oil and natural gas business, assists others in financing energy and other transactions, and serves as general partner of Triumph Production L.P. Mr. Stautberg is also the Chairman and a Director of Triumph Securities Corporation and President of BT Energy Corporation. Prior to forming Triumph in 1981, Mr. Stautberg was a Vice President of Butcher & Singer, Inc., an investment-banking firm, from 1977 to 1981. From 1972 to 1977, Mr. Stautberg was an attorney with the Securities and Exchange Commission. Mr. Stautberg is a graduate of the University of Texas and the University of Texas School of Law.

About PANACO, Inc.
------------------

PANACO is an independent exploration and production company with operations focused primarily offshore in the Gulf of Mexico and onshore in the Gulf Coast Region.

PANACO operates approximately 75% of its offshore and onshore wells as well as operates 12 offshore platforms and owns interests in 109 miles of offshore oil and natural gas pipelines greater than 10" diameter. The Company's daily production is currently averaging 32 MMCFE.

PANACO, Inc. is an independent oil and gas exploration and production Company focused primarily on the Gulf of Mexico and the Gulf Coast Region. The Company acquires producing properties with a view toward further exploitation and development, capitalizing on state-of-the-art 3-D seismic and advanced directional drilling technology to recover reserves that were bypassed or previously overlooked. Emphasis is also placed on pipeline and other infrastructure to provide transportation, processing and tieback services to neighboring operators. PANACO's strategy is to systematically grow reserves, production, cash flow and earnings through acquisitions and mergers, exploitation and development of acquired properties, marketing of existing infrastructure, and a selective exploration program.

Forward-looking statements in this press release are intended to be subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including drilling risks, uncertainties in estimating reserves, risks inherent in oil and gas operations, volatility in oil and gas prices and other risks and uncertainties set forth in greater detail in the 2001 PANACO Annual Report on Form 10-K. No assurances can be given that actual results will not differ materially from those contained in such forward-looking statements. Forward-looking statements are made as of the date hereof and PANACO undertakes no obligation to update or revise such statements in the event of later changes.

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      PANACO, Inc., 1100 Louisiana, Suite 5100, Houston, Texas 77002-5220
Contact:Michele Hines-Investor Relations, Phone:(713)970-3100, Fax:(713)970-3151
                                 www.panaco.com